Exhibit 99.1(b)

CROSSMANN COMMUNITIES, INC.
9210 N. Meridian Street
Indianapolis, Indiana  46260
Phone: (317) 843-9514
FAX:   (317) 571-2210

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
         NEWS
--------------------------------------------------------------------------------
                                               Contact:  Jennifer A. Holihen
FOR IMMEDIATE RELEASE                                    Chief Financial Officer
                                               Date:     January 30, 2002
--------------------------------------------------------------------------------
CROSSMANN COMMUNITIES REPORTS FOURTH QUARTER EPS OF $1.79, up 67%. YEAR IS $5.01.

Indianapolis,  IN (January  30, 2002) -- Crossmann  Communities,  Inc.  (Nasdaq:
CROS) today reported unaudited results for the Quarter ended December 31, 2001.

Unaudited financial information

                                              Three Months Ended December 31,
                                           -------------------------------------
                                                2001                     2000
                                           -------------------------------------
Operating revenues                         $ 264,133,298           $ 212,055,012
Net income                                 $  19,196,600           $  11,283,714
                                           =============           =============

Weighed average number of
shares outstanding
         Basic                                10,621,201              10,397,073
         Diluted                              10,705,626              10,572,619
Net income per share
         Basic                                    $ 1.81                  $ 1.09
                                                  ======                  ======
         Diluted                                  $ 1.79                  $ 1.07
                                                  ======                  ======


                                             Twelve Months Ended December 31,
                                           -------------------------------------
                                                2001                     2000
                                           -------------------------------------
Operating revenues                         $ 798,355,565           $ 621,037,646
Net income                                 $  53,682,517           $  35,778,986
                                           =============           =============

Weighed average number of
shares outstanding
         Basic                                10,543,273              10,731,966
         Diluted                              10,710,151              10,907,457
Net income per share
         Basic                                    $ 5.09                  $ 3.33
                                                  ======                  ======
         Diluted                                  $ 5.01                  $ 3.28
                                                  ======                  ======
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Operating data                                      2001                    2000
---------------                                     ----                    ----
         Fourth Quarter closings                   1,957                   1,508            +30%
         Year-to-date closings                     5,924                   4,804            +23%
         Fourth Quarter orders                       778                   1,067            -27%
         Year-to-date orders                       5,897                   5,012            +18%
         Ending backlog                            1,983                   2,010             -1%
         Dollar value of ending backlog             $279.7ml                $273.4ml         +2%
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                           CROSSMANN COMMUNITIES, INC.
                   SELECTED FINANCIAL INFORMATION (unaudited)


                                              Three Months Ended December 31,
                                           -------------------------------------
                                                2001                     2000
                                           -------------------------------------
Sales of residential real estate           $ 264,133,298           $ 212,055,012
Cost of real estate sold                     204,249,277             173,018,048
                                           -------------           -------------
         Gross profit                         59,884,021              39,036,964

Selling, general and administrative
   expenses                                   25,309,009              20,950,785
                                           -------------           -------------
Income from operations                        34,575,012              18,086,179

Other income (expenses), net               (       2,499)              1,333,129
Interest expense                           (   1,110,297)          (     600,834)
                                           -------------           -------------
         Total other                       (   1,112,796)                732,295


Income before tax                             33,462,216              18,818,474
Income taxes                               (  14,265,617)          (   7,534,760)
                                           -------------           -------------

Net Income                                 $  19,196,599           $  11,283,714
                                           =============           =============

Weighted average number of
shares outstanding
         Basic                                10,621,201              10,397,073
         Diluted                              10,705,626              10,572,619

Net income per share
         Basic                                    $ 1.81                  $ 1.09
                                                  ======                  ======
         Diluted                                  $ 1.79                  $ 1.07
                                                  ======                  ======
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                                              Twelve Months Ended December 31,
                                           -------------------------------------
                                                2001                     2000
                                           -------------------------------------
Sales of residential real estate           $ 798,355,565           $ 621,037,646
Cost of real estate sold                     624,647,706             499,671,386
                                           -------------           -------------
         Gross profit                        173,707,859             121,366,260

Selling, general and administrative
   expenses                                   86,312,161              65,607,310
                                           -------------           -------------
Income from operations                        87,395,698              55,758,950

Other income (expenses)                        3,914,544               4,983,186
Interest expense                           (   2,563,922)          (   2,362,337)
                                           -------------           -------------
         Total other                           1,350,622               2,620,849

Income before tax                             88,746,320              58,379,799
Income taxes                               (  35,063,803)          (  22,600,813)
                                           -------------           -------------
Net Income                                 $  53,682,517           $  35,778,986
                                           =============           =============

Weighted average number of
shares outstanding
         Basic                                10,543,273              10,731,966
         Diluted                              10,710,135              10,907,457

Net income per share
         Basic                                    $ 5.09                  $ 3.33
                                                  ======                  ======
         Diluted                                  $ 5.01                  $ 3.28
                                                  ======                  ======

Balance Sheet data (unaudited)

         Total assets               $ 429,617,740
         Total debt                 $ 118,333,332
         Total long-term debt       $  58,333,332
         Total equity               $ 264,407,112
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Crossmann Communities,  Inc. is based in Indianapolis,  Indiana and is a leading regional builder of single-family homes in Indiana, Ohio, Kentucky, Tennessee, North Carolina and South Carolina.

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